UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 22, 2023

AEGLEA BIOTHERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37722	46-4312787
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

805 Las Cimas Parkway Suite 100 Austin, TX	78746
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (512) 942-2935

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 Par Value	AGLE	The Nasdaq Stock Market LLC (Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On June 22, 2023, Aeglea BioTherapeutics, Inc. (the “Company”) announced it has completed an acquisition of Spyre Therapeutics, Inc. (“Spyre”), a privately held biotechnology company advancing a robust pipeline of antibody therapeutics with the potential to transform the treatment of inflammatory bowel disease (IBD). Concurrent with the acquisition of Spyre, the Company entered into a definitive agreement for the sale of its Series A non-voting convertible preferred stock in a private placement to a group of institutional accredited investors. The private placement is expected to result in gross proceeds to the Company of approximately $210 million before deducting placement agent and other offering expenses.

The full text of the press release announcing the foregoing is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding: expected gross proceeds from the private placement. The use of words such as, but not limited to, “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” or “would” and similar words expressions are intended to identify forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on the Company’s current beliefs, expectations and assumptions regarding the future of its business, future plans and strategies, its clinical results and other future conditions. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. The Company may not actually achieve the forecasts disclosed in our forward-looking statements, and you should not place undue reliance on forward-looking statements. Such forward-looking statements are subject to a number of material risks and uncertainties including but not limited to those set forth under the caption “Risk Factors” in the Company’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”), as supplemented by its most recent Quarterly Report on Form 10-Q, as well as discussions of potential risks, uncertainties, and other important factors in the Company’s subsequent filings with the SEC. Any forward-looking statement speaks only as of the date on which it was made. Neither the Company, nor its affiliates, advisors or representatives, undertake any obligation to publicly update or revise any forward-looking statement, whether as result of new information, future events or otherwise, except as required by law. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof.

Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release issued by Aeglea BioTherapeutics, Inc. on June 22, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 22, 2023	AEGLEA BIOTHERAPEUTICS, INC.

	By:	/s/ Jonathan Alspaugh
President and Chief Financial Officer